UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21195

      A&Q Long/Short Strategies Fund LLC

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas

          New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Business Solutions US LLC

One North Wacker Drive

           Chicago, IL, 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2025

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

A&Q LONG/SHORT STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2025

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Long/Short Strategies Fund LLC

A&Q LONG/SHORT STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2025

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This report provides certain performance data for A&Q Long/Short Strategies Fund LLC (the “Fund”) for the fiscal year ended December 31, 2025.

The Fund’s Investment Approach

The Fund commonly is referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term, and it seeks to achieve this investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

The Fund invests in a portfolio of Investment Funds that primarily employ long/short equity strategies. The Fund also may invest in Investment Funds that employ other strategies, including relative value, merger arbitrage/event-driven, macro, distressed investing and emerging market strategies. As of December 31, 2025, the Fund was invested in Investment Funds that employed Equity Hedged strategy.

Performance Review

The Fund generated a positive return for the year ended December 31, 2025.

The fund produced negative performance during the first quarter of 2025. The majority of losses were generated from exposure to technology-, energy-, and Asia-focused managers. Select managers who maintained longer bias during the quarter in the technology sector and in momentum and growth factors featured the weakest performance, while some generalist, multi-pm and equity event managers generated gains losses. The quarter saw increased concerns about the escalating trade war and anticipated stagflation weighed on investor sentiment.

The Fund generated significant positive performance during the second quarter of 2025. Gains were largely produced by a TMT-focused, an equity event and a generalist manager. A healthcare-focused and a market neutral generalist manager with exposure to the healthcare sector underperformed during the quarter. The second quarter experienced the moderation in tariff rhetoric, continued strength in consumer and employment data, and generally upbeat earnings season contributed to positive investor sentiment.

The Fund generated significant positive performance during the third quarter of 2025. Majority of gains were produced by a TMT-focused manager, as well as a Asia-focused manager. Additional gains were produced by a manager with exposure to the financials sector. The third quarter was largely positive for risk assets. The quarter benefitted from strong consumer sentiment following earnings season, Federal Reserve policy and retail flows driving momentum and risk assets.

The Fund generated positive performance during the fourth quarter of 2025 The strongest performance was generated by an Asia-focused manager, an equity event manager, as well as a opportunistic trading multi-pm manager. Negative performance during the quarter was produced by a market neutral manager generalist, a European-focused manager and a generalist manager. In October, the ongoing rally in equity markets was fueled by strength in large cap also technology companies and momentum factors linked to AI names. Earnings for the quarter were supportive of the increased valuations. In November, markets were driven by emerging division within the US Federal Reserve regarding near term policy action, overhang from the US government shutdown, as well as headwinds surrounding momentum factors and AI / technology leadership. In December, the overall market landscape was somewhat muted despite the US Federal Reserve delivering the anticipated interest rate cut. Near-term directional uncertainty surrounding the AI/Tech sector weighed on investor sentiment along with the higher bar for additional interest rate cuts. Additionally, a soft labor market and weakness in manufacturing sector also fueled concerns regarding economic momentum.

Fund Performance

For the 12-month period ended December 31, 2025, the Fund returned 19.33%. The HFRI Equity Hedge (Total) Index, returned 17.05%.

Returns	Fund	HFRI Equity Hedge (Total) Index
Year-to-date	19.33%	17.05%
1-Year	19.33%	17.05%
3-Year (average annual)	13.10%	13.40%
5-Year (average annual)	4.80%	7.92%
10-Year (average annual)	4.90%	8.09%

This graph compares a hypothetical $50,000 investment in the Fund with a similar investment in the HFRI Equity Hedge (Total) Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, and include the reinvestment of all dividends and capital gains distributions, and the Fund’s maximum sales load of 2%. The index does not reflect expenses, fees or sales loads, which would lower performance.

Although the HFRI Equity Hedge (Total) Index is used as a reference point for the A&Q Long/Short Strategies Fund LLC, there may be meaningful differences between the Fund and this index. The median size of the constituent funds in the HFRI Index as of this writing is less than $100 million, and many members are not considered by UBS Hedge Fund Solutions to be institutional quality funds. Because managers self-select into this index, there may not be consistency across the character of underlying funds, and the index may include long-only funds or quantitative funds. Other differences, such as differences in the degree of market beta, will likely lead to differentiated outcomes.

Ernst & Young LLP One Manhattan West New York, NY - 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

  A&Q Long/Short Strategies Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Long/Short Strategies Fund LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of A&Q Long/Short Strategies Fund LLC at December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of December 31, 2025, by correspondence with the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Asset Management (Americas) LLC registered fund of hedge funds (formerly, UBS Hedge Fund Solutions LLC) investment companies since 1995.

New York, NY

February 25, 2026

A member firm of Ernst & Young Global Limited

A&Q Long/Short Strategies Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2025

ASSETS

Investments in Investment Funds, at fair value (cost $58,266,807)	$92,497,978
Cash and cash equivalents	70,320
Receivable from Investment Funds	3,278,015
Interest receivable	145
Other assets	4,923

Total Assets	95,851,381

LIABILITIES

Withdrawals payable	4,565,812
Loan payable	800,000
Investment Management Fee payable (See Note 3)	216,802
Professional fees payable	202,658
Management Fee payable (See Note 3)	68,464
Administration fee payable (See Note 4)	33,333
Payable to Adviser	6,353
Officer’s and Directors’ fees payable	3,926
Loan interest payable	3,658
Custody fee payable	602
Other liabilities	13,690

Total Liabilities	5,915,298

Members’ Capital	$89,936,083

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$55,704,912
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	34,231,171

Members’ Capital	$89,936,083

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

December 31, 2025

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alyeska Fund, L.P.	US/Canada	$6,494,877	$10,142,701	11.28%	12/1/2022	Monthly	90 days	12/31/2025		$10,142,701
Anomaly Capital, L.P.	Global	5,753,428	6,711,599	7.46	8/1/2023	Custom Quarterly Dates	60 days	12/31/2025	(d)	$498,490
Avantyr Partners Onshore, LP	US/Canada	4,000,000	4,088,160	4.54	11/1/2025	Quarterly	65 days	12/31/2026	(d),(e)	$699,455
Averill Partners L.P.	US/Canada	2,989,589	4,205,089	4.67	5/1/2021	Quarterly	60 days	12/31/2025	(d),(f)	$486,041
Bay Pond Partners, L.P.	Global	5,000,000	7,231,619	8.04	11/1/2024	Quarterly	45 days	12/31/2025	(d)	$1,807,905
Crake Global US Feeder L.P.	Global Markets	3,712,164	9,000,909	10.02	10/1/2019	Monthly	45 days	12/31/2025		$9,000,909
Davidson Kempner Talonite Fund LP	Europe including UK	5,000,000	5,034,127	5.60	8/1/2025	Quarterly	60 days	12/31/2025		$5,034,127
Jericho Capital Partners L.P.	US/Canada	1,636,539	7,449,683	8.27	6/1/2011	Quarterly	60 days	12/31/2025		$7,449,683
Lodge Hill Fund, L.P.	US/Canada	4,000,000	4,465,374	4.97	2/1/2024	Quarterly	45 days	12/31/2025		$4,465,374
Merewether Cyclicals Partners, LP	US/Canada	4,000,000	4,267,665	4.75	7/1/2025	Quarterly	45 days	6/30/2026	(e)	$4,267,665
Point72 Capital, L.P.	Global	4,256,750	8,763,952	9.75	6/1/2018	Quarterly	45 days	12/31/2025	(d)	$2,190,988
Point72 Turion Onshore, L.P.	US/Canada	3,330,000	4,122,083	4.58	2/1/2025	Quarterly	65 days	3/31/2026	(d),(e)	$1,030,521
Sachem Head LP	US/Canada	4,000,000	6,348,844	7.06	7/1/2024	Quarterly	65 days	12/31/2025	(d)	$1,587,211
The Thomist Fund, L.P.	US/Canada	2,500,000	4,048,554	4.50	6/1/2022	Monthly	45 days	12/31/2025		$4,048,554
Visium Balanced Offshore Fund, Ltd.	US/Canada	—	—	0.00	6/1/2011	N/A	N/A	N/A	(g)	N/A
WT China Fund Ltd.	Greater China	1,593,460	6,617,619	7.36	3/1/2019	Monthly	45 days	12/31/2025		$6,617,619

Equity Hedged Subtotal		58,266,807	92,497,978	102.85

Total Investment Funds		$58,266,807	$92,497,978	102.85%

Cash Equivalents	Shares	Cost	Fair Value	% of Members’ Capital
UBS Select Treasury Institutional Fund, 3.67% (h)	69,409	$69,409	$69,409	0.08%

Total Cash Equivalents	69,409	$69,409	$69,409	0.08%

Total Investments and Cash Equivalents		$58,336,216	$92,567,387	102.93%

Other Assets less Liabilities			(2,631,304)	(2.93)

Members’ Capital			$89,936,083	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	This holding is under lock-up and is not redeemable without paying a fee.
(f)	A portion of this holding ($2,260,924) is under lock-up and is not redeemable without paying a fee.
(g)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments (continued)

December 31, 2025

(h)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) LLC. The rate shown is the current yield as of December 31, 2025. The audited financial statements of this entity can be found at www.sec.gov. The table below details the transactions of UBS Select Treasury Institutional Fund during the period.

	Value at 1/1/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 12/31/2025	Interest Income

UBS Select Treasury Institutional Fund	$2,315,159	$18,906,754	$(21,152,504)	$-	$-	$69,409	$167,315

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statement of Operations

Year Ended December 31, 2025

INVESTMENT INCOME

Interest	$167,315

Total Investment Income	167,315

EXPENSES

Investment Management Fee (See Note 3)	821,055
Professional fees	527,943
Management Fee (See Note 3)	259,281
Commitment Fee	81,765
Administration fee (See Note 4)	80,000
Officer’s and Directors’ fees	79,959
Custody fee	7,835
Other Adviser fees	6,353
Interest expense	4,411
Printing, insurance and other expenses	66,479

Total Expenses	1,935,081

Net Investment Loss	(1,767,766)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	5,686,788
Net change in unrealized appreciation/depreciation on investments in Investment Funds	11,772,654

Net Realized and Unrealized Gain/(Loss) from Investments	17,459,442

Net Increase in Members’ Capital Derived from Operations	$15,691,676

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statements of Changes in Members’ Capital

	Years Ended December 31, 2024 and 2025

	Adviser	Members	Total

Members’ Capital at January 1, 2024	$95,701	$81,874,460	$81,970,161

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(1,201)	(2,015,419)	(2,016,620)
Net realized gain/(loss) from investments in Investment Funds	9,497	7,648,044	7,657,541
Net change in unrealized appreciation/depreciation on investments in Investment Funds	5,602	4,740,268	4,745,870

Net Increase in Members’ Capital Derived from Operations	13,898	10,372,893	10,386,791

MEMBERS’ CAPITAL TRANSACTIONS
Members’ withdrawals	–	(8,457,378)	(8,457,378)

Net Decrease in Members’ Capital Derived from Capital Transactions	–	(8,457,378)	(8,457,378)

Members’ Capital at December 31, 2024	$109,599	$83,789,975	$83,899,574

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(920)	(1,766,846)	(1,767,766)
Net realized gain/(loss) from investments in Investment Funds	7,699	5,679,089	5,686,788
Net change in unrealized appreciation/depreciation on investments in Investment Funds	16,026	11,756,628	11,772,654

Net Increase in Members’ Capital Derived from Operations	22,805	15,668,871	15,691,676

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	125,000	125,000
Members’ withdrawals	–	(9,780,167)	(9,780,167)

Net Decrease in Members’ Capital Derived from Capital Transactions	–	(9,655,167)	(9,655,167)

Members’ Capital at December 31, 2025	$132,404	$89,803,679	$89,936,083

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statement of Cash Flows

Year Ended December 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$15,691,676
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(18,830,000)
Proceeds from disposition of investments in Investment Funds	18,848,973
Net realized (gain)/loss from investments in Investment Funds	(5,686,788)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(11,772,654)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Receivable from Investment Funds	3,730,527
Advanced subscriptions in Investment Funds	2,500,000
Interest receivable	17,826
Other assets	(473)
Increase/(decrease) in liabilities:
Professional fees payable	(258,125)
Investment Management Fee payable	15,531
Management Fee payable	4,905
Administration fee payable	6,666
Officer’s and Directors’ fees payable	(4,208)
Loan interest payable	3,658
Payable to Adviser	6,353
Other liabilities	5,860

Net cash provided by operating activities	4,279,727

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions	125,000
Payments on Members’ withdrawals, including change in withdrawals payable	(7,450,499)
Proceeds from loan	1,180,000
Principal payment on loan	(380,000)

Net cash used in financing activities	(6,525,499)

Net decrease in cash and cash equivalents	(2,245,772)
Cash and cash equivalents-beginning of year	2,316,092

Cash and cash equivalents-end of year	$70,320

Supplemental disclosure of cash flow information:
Interest expense paid	$753

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Financial Highlights

December 31, 2025

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions.

	Years Ended December 31,
	2025	2024	2023	2022	2021
Ratio of net investment loss to average members’ capital [a,b]	(2.02%)	(2.39%)	(2.08%)	(2.07%)	(2.49%)
Ratio of gross expenses to average members’ capital [a,b]	2.21%	2.57%	2.19%	2.08%	2.49%
Ratio of net expenses to average members’ capital [a,b]	2.21%	2.57%	2.19%	2.07%	2.49%
Portfolio turnover rate	22.99%	18.95%	12.95%	26.79%	21.33%
Total return [c]	19.33%	13.11	7.19%	(10.40%)	(2.48%)
Asset coverage [d]	113.420	N/A	N/A	N/A	N/A
Members’ capital at end of year (including the Adviser)	$89,936,083	$83,899,574	$81,970,161	$102,788,813	$145,963,632

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

d

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 5). There were no senior securities payable outstanding at December 31, 2024, 2023, 2022, or 2021.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements

December 31, 2025

1.	Organization

A&Q Long/Short Strategies Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 13, 2001 and commenced operations on February 1, 2003. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term. The Fund seeks to achieve its investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS AM Americas (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Asset Management (Americas) LLC (“UBS AM Americas”, the “Adviser” and, when providing services under its Administration Agreement with the Fund, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. Effective May 31, 2025, UBS Group AG launched Unified Global Alternatives (“UGA”). UGA absorbed certain of the former distinct business units of the Adviser, including UBS Hedge Fund Solutions. The Adviser, acting through UGA, is responsible for the day-to-day operations and management of the Fund.

The Adviser is a wholly owned subsidiary of UBS Group AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

1.	Organization (continued)

Initial and additional applications for interests by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase interests from Members on a quarterly basis. Members can only transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Board, which may be withheld in the Board’s sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

The Adviser has determined that the Fund is an investment company as outlined in the FASB Accounting Standards Update No. 2013-08, Financial Services - Investment Companies (Topic 946) - Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an Investment Fund when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of December 31, 2025. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2025. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the equity hedged strategy (total fair value of $92,497,978) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2025, the Investment Funds in the equity hedged strategy had $45,739,011 representing 49% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $14,738,832, representing 16% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 1-22 months at December 31, 2025. Investment Funds representing less than 1% of the value of investments in this category are held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for these investments and the liquidation of assets is uncertain.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $92,497,978 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2025.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is earned from the investment in affiliate and recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund has reclassified $1,767,766 and $5,686,788 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2025. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund’s Members as of December 31, 2025 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2025, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within 12 months of the reporting date.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2025; therefore, the tax basis of investments for 2025 will not be finalized by the Fund until after the fiscal year end.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash and Cash Equivalents

Cash consists of monies held at The Bank of New York Mellon. Cash equivalents consist of short-term investments that have maturities of three months or less at the date of purchase or money market funds. Such accounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. At December 31, 2025, the Fund held an investment of $69,409 in the UBS Select Treasury Institutional Fund, an affiliate of the Fund, which is included within cash and cash equivalents on the Statement of Assets, Liabilities and Members’ Capital. The UBS Select Treasury Institutional Fund invests primarily in government securities and other short-term, highly liquid instruments. The cash equivalents are recorded at NAV per share which approximates fair value and are considered to be Level 1 within the fair value hierarchy. The Fund held cash of $911 as of December 31, 2025. There were no restrictions on cash and cash equivalents held as of December 31, 2025.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

g.	Reportable Segment

The Fund adopted FASB Accounting Standards Updates No. 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacts financial statements disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

2.	Significant Accounting Policies (continued)

g.	Reportable Segment (continued)

segment and assess its performance, and has discrete financial information available. The management committee of the Fund’s adviser, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets, Liabilities and Members’ Capital as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Management Fee”) at the annual rate of 0.95% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser and Administrator. For the year ended December 31, 2025, the Fund incurred an Investment Management Fee of $821,055, of which $216,802 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 0.30% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser and Administrator. The Management Fee and the Investment Management Fee are paid to the Adviser and Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Adviser and Administrator. A portion of the Investment Management Fee and the Management Fee is paid by UBS AM Americas to its affiliates. For the year ended December 31, 2025, the Fund incurred a Management Fee of $259,281, of which $68,464 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

3.	Related Party Transactions (continued)

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., together with any other broker or dealer appointed by the Fund as distributor of its interests (the “Distributor”), acts as the distributor, without special compensation from the Fund. Currently, UBS FSI acts as the sole distributor of the Fund’s interests, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Investment Management Fee and the Management Fee which are similarly allocated to all Members other than the Adviser as described above.

Each Director of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chair of the Board and the Chair of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the two other registered alternative investment funds advised by UBS AM Americas. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses. Such amounts are included within Officer’s and Directors’ fees in the Statement of Operations.

During the year ended December 31, 2025, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $3,926 which is included in Officer’s and Directors’ fees in the Statement of Operations. The related payable of $3,926 is included in Officer’s and Directors’ fees payable in the Statement of Assets, Liabilities and Members’ Capital.

The Fund, along with the two other registered alternative investment funds advised by UBS AM Americas, and the Directors, are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the funds on a pro-rata basis based on each fund’s assets under management. On an annual basis, the allocation methodology is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended December 31, 2025, the Fund incurred $19,219 in insurance fees, which is included in printing, insurance and other expenses in the Statement of Operations, of which none was payable at December 31, 2025.

The Fund, along with several other funds advised by UBS AM Americas, is party to a Credit Agreement (See Note 5). On a quarterly basis, the credit provider charges a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser negotiates the

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

3.	Related Party Transactions (continued)

commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee is allocated to each fund based on the sub-limit borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2025, the Fund incurred a Commitment Fee of $81,765 to the counterparty, of which $7,126 remains payable and is included in other liabilities in the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

The Adviser may incur expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. For the year ended December 31, 2025, the Fund incurred other Adviser fees of $6,353, all of which remains payable and is included within payable to Adviser on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2025.

Other investment partnerships sponsored by UBS Group AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), in its role as the Fund’s administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly administration fee and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS Group AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon. Such amounts are included within administration fee in the Statement of Operations.

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign sub custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. Such amounts are included within custody fee in the Statement of Operations.

5.	Loan Payable

The Fund, along with several other funds advised by UBS AM Americas, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2022, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

5.	Loan Payable (continued)

on June 15, 2026 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $18,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day of Daily Simple Secured Overnight Financing Rate (“SOFR”) or Term SOFR for a tenor of one month as determined by the borrower plus 1.50%. There is a Commitment Fee payable by the Fund, calculated at 45 basis points times the actual daily amount of the line of credit not utilized.

For the year ended December 31, 2025, the Fund’s average interest rate paid on borrowings was 5.37% per annum and the average borrowings outstanding was $82,167. The Fund had $800,000 in borrowings outstanding at December 31, 2025. Interest expense for the year ended December 31, 2025 was $4,411, of which $3,658 was payable at December 31, 2025.

6.	Investments

As of December 31, 2025, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2025 amounted to $18,830,000 and $18,848,973, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.70% to 2.85% (per annum) of net assets and incentive fees or allocations ranging from 10.00% to 30.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2025

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to December 31, 2025, the Fund paid withdrawals payable of $4,565,812 in full.

A&Q LONG/SHORT STRATEGIES FUND LLC (UNAUDITED)

The Board of Directors of the Fund last evaluated the Investment Management Agreement (the “Management Agreement”) at a Board meeting held on September 16, 2025. The Board is comprised solely of independent Directors, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Management Agreement. The Directors reviewed materials furnished by UBS Asset Management (Americas) LLC (the “Adviser”), including information regarding the Adviser and its affiliates, personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser to the Fund, including its investment process, and the experience of the investment advisory and other personnel that provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services is provided to the Fund. The Directors recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates. Accordingly, the Directors felt that the quality of services offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment funds presented by the Adviser that had objectives and strategies similar to those of the Fund and are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and that can adversely affect the Fund’s performance relative to that of the Comparable Funds. The information presented to the Directors showed that, while the Fund’s performance for the three- and five-year periods ended June 30, 2025 was below the median performance of the Comparable Funds for the same periods, the Fund outperformed four of the five Comparable Funds during the year-to-date as of June 30, 2025.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that, while the Fund’s management fee was above the median management fee of the Comparable Funds, the Fund does not charge an incentive fee, as did two of the Comparable Funds that had lower management fees. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee of the Adviser’s retail clients, and the Fund does not charge an incentive fee, unlike the Adviser’s retail clients and non-retail clients.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits realized by the Adviser and its affiliates under the Fund’s Management Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Management Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining. After considering all factors that it considered relevant, the Board approved the renewal of the Management Agreement.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund is set forth below. Each Director’s term of office is indefinite, subject to the terms of the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each officer serves an indefinite term at the pleasure of the Fund’s Board of Directors. The Statement of Additional Information (SAI) includes additional information about the Directors and is available on the following website: https://www.ubs.com/us/en/assetmanagement/capabilities/hedge-funds/hedge-fund-solutions.html. The SAI also may be obtained by contacting UBS Asset Management (Americas) LLC (“UBS Asset Management”) at (888) 793-8637.

Name, Year of Birth, Address and Position(s) with Fund[1]	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

INDEPENDENT DIRECTORS

Virginia G. Breen (1964) Chair and Director	Since Aug. 7, 2008 (Chair since Jan. 1, 2022)	Private investor and board member of certain entities (as listed herein).	39

Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (18 funds); NB Asset-Based Credit Fund; certain funds in the Calamos Fund Complex (58 portfolios). Former Director of JLL Income Property Trust, Inc. (from December 2004 to June 2023) and Tech and Energy Transition Corporation (March 2021

to March 2023).

Heather R. Higgins (1959) Director	Since Jan. 1, 2022	President and Director of The Randolph Foundation (charitable foundation) (since 1991); member of the Board of Overseers of the Hoover Institution (from 2001 to 2007 and since 2009); and board member of several non-profit organizations.	39	None

Stephen H. Penman (1946) Director	Since Jul. 1, 2004	Professor Emeritus of Financial Accounting of the Graduate School of Business, Columbia University.	3	Member, Board of Advisors, Boston Harbor Investment Management, LLC; Member, Investment Advisory Board, Phoenician Capital.

OFFICER(S) WHO ARE NOT DIRECTORS

Peter Thiede (1979) Principal Executive Officer	Since May 22, 2025

Senior Portfolio Manager of Unified Global Alternatives (since January 2025). Previously, Head of Americas of Investment, Portfolio Specialist and Client Service (June 2007 to

December 2024) of UBS Hedge Fund Solutions.

			N/ A	N/A

Name, Year of Birth, Address and Position(s) with Fund[1]	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

Martin Fuchs (1977) Principal Accounting Officer and Secretary	Since Sept. 11, 2024	Global Head of Asset Management Multi-Manager Alternatives Accounting of UBS AG since December 2023. Previously, Head of Alternative Fund Accounting (Hedge Fund Single Manager and Fund of Funds) (October 2020 to December 2023) of UBS AG and Team Head of Product Control of Alternative & Quantitative Investments (from June 2008 to October 2020).	N/A	N/A

Michael D. Lemos (1977) Chief Compliance Officer	Since Jul. 12, 2024	Deputy Chief Compliance Officer of UBS Real Estate & Private Markets Americas and Head of Broker-Dealer Compliance of UBS Asset Management related entities since 2015.	N/A	N/A

Keith A. Weller (1961) Chief Legal Officer	Since Jul. 25, 2019	Executive Director (since 2005), Deputy General Counsel (since February 2019), and Head of Registered Funds Legal (since 2022) prior to which he was Senior Associate General Counsel of UBS Business Solutions US LLC (since January 2017) and UBS Asset Management (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS Asset Management and is involved with other funds for which UBS Asset Management or an affiliate serves as investment adviser or administrator.	N/A	N/A

[1]  The address of each Director and officer, other than Mr. Weller, is care of the Secretary of the Funds at 787 Seventh Avenue, New York, New York 10019. Mr. Weller’s address is care of UBS Asset Management (Americas) LLC at One North Wacker Drive, Chicago, Illinois 60606.

[2]  The Fund commenced operations on February 1, 2003.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,681 in 2025 and $85,681 in 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,436 in 2025 and $2,436 in 2024. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 in 2025 and $0 in 2024. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2025 and $0 in 2024.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,985,802 in 2025 and $1,577,812 in 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable

(b)	Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting standard Internal

UBS Hedge Fund Solutions LLC

proxy voting standard

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this standard?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Standard, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability

Location	Americas

Legal Entity	UBS Hedge Fund Solutions LLC

Business Division	Asset Management

Business Area / Function	All

Roles	All

Summary of Key Requirements

The standard is designed to address the following risks:

- Failure to provided required disclosures for investment advisers and registered investment companies

- Failure to vote proxies in best interest of clients and funds

- Failure to identify and address conflicts of interest

Infringements of this standard may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3
Last Updated: 5 January, 2022

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Table of Contents

Standard		3

1.	General Standard	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3
Last Updated: 5 January, 2022

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Standard

1.	General Standard

The general standard is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote the proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS votes in accordance with ISS recommendations.

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3
Last Updated: 5 January, 2022

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Edoardo Rulli (the “Portfolio Manager”), as Chair of the Unified Global Alternatives (“UGA”) Investment Committee, is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among the underlying i managers and the general day-to-day management of the Fund.

Mr. Rulli, who has served as the Portfolio Manager of the Fund since March 1, 2023, is the Head of Hedge Funds at UGA. UBS Asset Management (Americas) LLC, the Fund’s investment adviser (the “Adviser”), acting through UGA, is responsible for the day-to-day operations and management of the Fund. Mr. Rulli previously was the Chief Investment Officer and Head of UBS Hedge Fund Solutions, where he was also a member of the Hedge Fund Solutions Management and Senior Investment Forums. Prior to 2016, Mr. Rulli was a Partner and Head of Research at Falcon Money Management where he joined as partner in 2009. From 2008 to 2009, he was a Director at UBS Alternative and Quantitative Investments LLC, a predecessor of UGA. From 2004 to 2008, Mr. Rulli served as a senior analyst at Tremont Capital Management in London, a multi-billion fund of funds. He started his career as an analyst in 2001 at Rasini & C researching European and Asian hedge funds. Mr. Rulli received his bachelor’s degree from Bocconi University in Milan, Italy.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS Group AG (“UBS”), the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of December 31, 2025.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Edoardo Rulli	2(1)	$443,582,604	75(2)	$23,226,444,799	18(3)	$26,279,482,878

[1]	Both accounts charge performance-based advisory fees.

[2]	Of these accounts, 44 accounts with total assets of approximately $10,158,259,680 charge performance-based advisory fees.

[3]	Of these accounts, 3 accounts with total assets of approximately $9,427,401,647 charge performance-based advisory fees.

Mr. Rulli does not beneficially own any limited liability company interests in the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	A&Q Long/Short Strategies Fund LLC

By (Signature and Title)*	/s/ Peter Thiede
Peter Thiede, Principal Executive Officer

Date	3/6/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Thiede
Peter Thiede, Principal Executive Officer

Date	3/6/2026

By (Signature and Title)*	/s/ Martin Fuchs
Martin Fuchs, Principal Accounting Officer

Date	3/6/2026

* Print the name and title of each signing officer under his or her signature.